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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 1, 2005


                                 Belden CDT Inc.

                                  ------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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

                  Delaware                                001-12561                       36-3601505
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(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)

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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000

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              (Registrant's telephone number, including area code)



                                       n/a

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS




Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES
EXHIBIT INDEX
        10.01    Separation of Employment Agreement
        10.02    Non-Compete Covenant
        10.03    General Release of All Claims





















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         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In connection with leaving Belden CDT Inc. (the "Company"), effective November 30, 2005, Richard K. Reece entered into a Separation of Employment Agreement with the Company ("Agreement"). The Agreement confirms Mr. Reece's entitlement arising out of his employment with or separation from the Company. Mr. Reece, among other things, will receive severance of $580,700 payable monthly over a one-year period commencing on December 1, 2005 and the last one-third of his cash award payable pursuant to his retention and integration award agreement, dated June 28, 2004, as amended as of May 17, 2005 ("Retention Agreement") on July 15, 2006. He also will be entitled to the vesting of the last one-third of his restricted stock award (2,907 shares plus accrued dividends) under that agreement. In connection with entering into the Agreement, Mr. Reece furnished the Company with a Non-Compete Covenant ("Non-Compete") and General Release of All Claims ("General Release"). Copies of the Agreement, Non-Compete, and General Release are attached as Exhibits 10.01, 10.02, and
10.03 respectively.



         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         10.01    SEPARATION OF EMPLOYMENT AGREEMENT.
         10.02    NON-COMPETE COVENANT.
         10.03    GENERAL RELEASE OF ALL CLAIMS.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BELDEN CDT INC.


Date: December 1, 2005                         By: /s/Kevin L. Bloomfield
                                                   Kevin L. Bloomfield










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